SECURITIES AND EXCHANGE COMMISSION


WASHINGTON, DC 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934



                                 October 21, 1997

                (Date of Report, date of earliest event reported)



                                TREMONT CORPORATION
              (Exact name of Registrant as specified in its charter)



                     Delaware             1-10126           76-0262791
                  (State or other         (Commission       (IRS Employer
                   jurisdiction of         File Number)     Identification
                   incorporation)                            Number)



                1999 Broadway, Suite 4300, Denver, CO  80202
                (Address of principal executive offices)(Zip Code)



                                  (303) 296-5600
              (Registrant's telephone number, including area code)


                                  Not Applicable
              (Former name or address, if changed since last report)

Item 5:     Other Events

      On October 21, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's third quarter earnings.



Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Item No.         Exhibit List

            99.1             Press release dated October 21, 1997 issued by
                             Registrant.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TREMONT CORPORATION
                                    (Registrant)




                                    By: /s/ Robert E. Musgraves
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary




Date: October 22, 1997